                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            PRIME HOSPITALITY CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                            PRIME HOSPITALITY CORP.
                               700 ROUTE 46 EAST
                          FAIRFIELD, NEW JERSEY 07004

                                                                  April 20, 2004

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Prime Hospitality Corp. (the "Company") to be held on May 20, 2004, at 10:00 a.m., at the Prime Hotel & Suites, 690 Route 46 East, Fairfield, New Jersey 07004. This year we are asking you to elect two Class III Directors of the Company to serve until the 2007 Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE TWO NOMINEES.

     At the Annual Meeting, the Board of Directors also will report on the Company's affairs and a discussion period will be provided for questions and comments. The Board of Directors appreciates and encourages stockholder participation.

     Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, we request that you complete, sign, date and promptly return the enclosed proxy in the enclosed postage prepaid envelope in order to make certain that your shares will be represented at the Annual Meeting.

     Thank you for your cooperation.

                                          Sincerely,

                                          /s/ A. F. Petrocelli

                                          A. F. PETROCELLI
                                          Chairman of the Board of Directors

                            PRIME HOSPITALITY CORP.

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 20, 2004

                               ------------------

To the Stockholders of
  Prime Hospitality Corp.:

     The Annual Meeting of Stockholders of Prime Hospitality Corp. (the "Company") will be held on May 20, 2004, at 10:00 a.m., at the Prime Hotel & Suites, 690 Route 46 East, Fairfield, New Jersey 07004 for the following purposes:

          1. To elect two Class III Directors of the Company to serve until the 2007 Annual Meeting of Stockholders; and

          2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The close of business on April 7, 2004 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

     All stockholders are cordially invited to attend the Annual Meeting. If you do not expect to be present, please promptly complete, sign and date the enclosed proxy and mail it in the enclosed postage prepaid envelope. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

     The Company's Proxy Statement is submitted herewith. The Board of Directors recommends that you vote FOR the two Nominees.

     The Company's Annual Report for the fiscal year ended December 31, 2003, including financial statements, is also enclosed.

                                          By Order of the Board of Directors,

                                          (-s- JOSEPH BERNADINO)
                                          JOSEPH BERNADINO
                                          Secretary

Fairfield, New Jersey
April 20, 2004

                            YOUR VOTE IS IMPORTANT.

     YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

                            PRIME HOSPITALITY CORP.
                               700 ROUTE 46 EAST
                          FAIRFIELD, NEW JERSEY 07004

                               ------------------

                                PROXY STATEMENT

                               ------------------

                                                                  April 20, 2004

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Prime Hospitality Corp. (the "Company") for use at the Annual Meeting of Stockholders to be held on May 20, 2004, at 10:00 a.m., at the Prime Hotel & Suites, 690 Route 46 East, Fairfield, New Jersey 07004 or any adjournments thereof (the "Annual Meeting"). This Proxy Statement is being sent to all holders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), at the close of business on April 7, 2004 (the "Record Date"). Only stockholders of record on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the Record Date will be entitled to one vote per share on all matters to be voted upon at the Annual Meeting. Stockholders may revoke the authority granted by their execution of proxies at any time prior to their use by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy to us shall not in and of itself constitute a revocation of such proxy. Solicitation of proxies will be made principally through the mails, but additional solicitation may be made by telephone or telegram by the officers or regular employees of the Company without additional compensation. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy material to the beneficial owners of the Common Stock. The expenses of preparing, printing, mailing and soliciting will be paid by the Company. This proxy statement, and the accompanying form of proxy, together with the Company's Annual Report for the fiscal year ended December 31, 2003, are being mailed to stockholders on or about April 20, 2004.

     As of the Record Date, there were 44,958,019 issued and outstanding shares of Common Stock.

     THE INTENTION OF THE PERSONS NAMED IN THE PROXY, UNLESS OTHERWISE SPECIFICALLY INSTRUCTED IN THE PROXY, IS TO VOTE ALL PROPERLY EXECUTED PROXIES RECEIVED BY THEM (I) FOR THE ELECTION OF THE TWO NOMINEES NAMED HEREIN TO SERVE AS DIRECTORS FOR THE TERMS SPECIFIED HEREIN AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED, AND (II) IN ACCORDANCE WITH THE PROXY HOLDER'S BEST JUDGMENT AS TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING. ALL SHARES REPRESENTED BY A PROXY AT THE ANNUAL MEETING WILL BE VOTED. IF A STOCKHOLDER SPECIFIES A CHOICE AS TO THE MATTERS TO BE ACTED UPON, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION. ANY STOCKHOLDER DESIRING TO APPOINT ANOTHER PERSON TO REPRESENT HIM OR HER AT THE ANNUAL MEETING MAY DO SO BY COMPLETING ANOTHER FORM OF PROXY AND DELIVERING AN EXECUTED PROXY TO THE SECRETARY OF THE COMPANY AT THE ADDRESS INDICATED ABOVE, BEFORE THE TIME OF THE ANNUAL MEETING. IT IS THE RESPONSIBILITY OF THE STOCKHOLDER APPOINTING SUCH OTHER PERSON TO REPRESENT HIM OR HER TO INFORM SUCH PERSON OF THIS APPOINTMENT.

     In the event that a quorum is present at the Annual Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any adjournment. A stockholder vote may be taken on the proposal in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of stockholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Common Stock of the Company entitled to vote at the Annual Meeting. Member brokerage firms of the New York Stock Exchange that hold shares in street name for beneficial owners that do not receive instructions from the beneficial owner or other persons entitled to vote shares are entitled, under the rules of the New York Stock Exchange, to vote for the election of Directors. For purposes of determining the presence of a quorum for transacting business at the Annual Meeting, broker "non-votes" will be treated as shares that are not present. Abstentions will be treated as shares that are present and as votes cast against a particular proposal.

                         ITEM 1. ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes (Class I, Class II and Class III) serving staggered terms in accordance with the Company's Restated Certificate of Incorporation. The number of the full Board of Directors is seven and Directors were initially elected on July 31, 1992. Class I Directors were elected at the Annual Meeting held on May 23, 2002, Class II Directors were elected at the Annual Meeting held on May 22, 2003 and Class III Directors were elected at the Annual Meeting held on May 24, 2001.

     Election for two Class III Directors will be held at the Annual Meeting on May 20, 2004. On June 26, 2003, Douglas Vicari resigned as director. The Board anticipates filling the Class I vacancy resulting from Mr. Vicari's resignation promptly in accordance with the Company's bylaws. The persons named in the accompanying proxy will vote all shares for which they have received proxies for the election of Howard M. Lorber and Richard Szymanski as Class III Directors, unless authority to do so is withheld.

     Approval of the nominees requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting, and entitled to vote thereon.

     In the event that any of the nominees should become unable or unwilling to serve as a Director, it is intended that the proxies will be voted for the election of such other person, if any, as shall be designated by the Board of Directors. It is not anticipated that any of the nominees will be unable or unwilling to serve as a Director.

       THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
                  ELECTION OF THE TWO NOMINEES FOR DIRECTORS.

NOMINEES TO SERVE AS CLASS III DIRECTORS WHOSE TERMS EXPIRE AT THE 2007 ANNUAL MEETING OF STOCKHOLDERS

Howard M. Lorber.....................  Howard M. Lorber, age 55, has been a Director of the Company and a member since 1994 and Chairman since 1998 of the
                                       Compensation and Audit Committee. Mr. Lorber has been
                                       Chairman of the Board and Chief Executive Officer of
                                       Nathan's Famous, Inc. for more than the past five years. Mr.
                                       Lorber has been Chairman of the Board of Directors of
                                       Hallman & Lorber Associates, Inc. for more than the past
                                       five years, and until January 1, 1999 he was Chief Executive
                                       Officer of Hallman & Lorber Associates, Inc. He has been a director, President and Chief Operating Officer of New
                                       Valley Corporation for more than five years. He has been a director of and member of the Audit Committee of United
                                       Capital Corp. for more than the past five years. Since 2001, he has been a Director of and President and Chief Operating
                                       Officer of Vector Group Ltd. Mr. Lorber is also the Chairman of Ladenburg Thalmann Financial Services and serves as a
                                       member of the Compensation Committee of that company.

Richard Szymanski....................  Richard Szymanski, age 46, has been a Director of the
                                       Company since February 10, 2004, Senior Vice President and
                                       Chief Financial Officer since August 5, 2003 and a Vice
                                       President for more than five years.

CLASS I DIRECTORS WHOSE TERMS EXPIRE AT THE 2005 ANNUAL MEETING OF STOCKHOLDERS

A. F. Petrocelli.....................  A. F. Petrocelli, age 60, has been a Director since 1992 and served as a member of the Compensation and Audit Committee from 1993 to 1998. Mr. Petrocelli has been the Chairman of the Board of Directors, President and Chief Executive
                                       Officer of the Company since 1998. Mr. Petrocelli has been the Chairman of the Board of Directors and Chief Executive
                                       Officer of United Capital Corp. for more than the past five years. He is also a director of Nathan's Famous, Inc., Boyar
                                       Value Fund, Inc. and Philips International Realty Corp.

CLASS II DIRECTORS WHOSE TERMS EXPIRE AT THE 2006 ANNUAL MEETING OF STOCKHOLDERS

Lawrence N. Friedland................  Lawrence N. Friedland, age 81, has been a Director of the
                                       Company and a member of the Compensation and Audit Committee since 1998. Mr. Friedland has been of counsel to the law
                                       firm of Olsham Grundman Frome Rosenzweig and Wolosky since
                                       2001. Prior to that he had been a partner in the law firm of
                                       Hoffinger Friedland Dobrish & Stern, P.C. for more than the past 25 years. He has been a director of the Apple Bank for
                                       Savings since 1990, a director of Lutron Electronics Co.,
                                       Inc. since 1961, a member of the Advisory Committee of Brown
                                       Harris Stevens, LLC since 1995 and a general partner,
                                       manager or director of numerous real estate entities.

Richard Reitman......................  Richard Reitman, age 66, has been a Director of the Company and a member of the Compensation and Audit Committee since
                                       2003. Mr. Reitman has been a partner in the certified public accounting firm of Reitman and Reitman since 1963. Mr.
                                       Reitman also serves on the Board of Directors for Kobrand
                                       Corporation, Maison Louis Jadot, Demaine Carneros, Ltd., St.
                                       Francis Winery & Vineyards, Inc. and L. & L. SAS.

Allen S. Kaplan......................  Allen S. Kaplan, age 54, has been a Director of the Company since 2001 and a member of the Compensation and Audit
                                       Committee since 2002. Mr. Kaplan has been Vice President and
                                       Chief Operating Officer of Team Systems, Inc. for more than the past five years. He also is currently Vice President of the Metropolitan Taxicab Board of Trade and a director of
                                       Ameritrans Capital Corp.

BOARD OF DIRECTORS COMPENSATION AND BENEFITS

     Directors who are employees of the Company do not receive additional compensation for serving on the Board of Directors. Non-employee Directors receive $30,000 annually. The Charter of the Audit Committee is attached as an exhibit to this proxy statement.

     In addition, each non-employee Director receives $1,500 for each Board of Directors meeting attended, $1,500 for each committee meeting attended and $500 for each telephonic meeting if such meeting extends beyond a period of 15 minutes. The Chairman of the Compensation and Audit Committee receives an additional $20,000 annually. The Directors' remuneration is paid quarterly. All Directors are reimbursed for their expenses.

     In addition, on the date of the Company's Annual Meeting of Stockholders, each non-employee Director receives an automatic grant of options to purchase 10,000 shares of the Company's Common Stock in accordance with the Company's 1995 Non-Employee Director Stock Option Plan. The options vest one year from the date of grant at an option price equal to the mean price of a share of the Company's Common Stock on the New York Stock Exchange for the trading day immediately prior to the date of grant.

     The Board of Directors held 5 meetings during 2003. Each member of the Board of Directors attended 100% of the aggregate number of meetings of the Board of Directors and all committees of the Board of Directors on which such member served. The Board of Directors expects all Directors to attend regularly scheduled meetings and the Annual Meeting, unless there are extenuating circumstances. All Directors attended the 2003 Annual Meeting.

COMPENSATION AND AUDIT COMMITTEE

     The Compensation and Audit Committee presently consists of four non-employee Directors: Messrs. Lorber (Chairman), Friedland, Reitman and Kaplan. During 2003, the Committee held 4 meetings.

     As part of its compensation oversight, the Committee administers the Company's 1995 Employee Stock Option Plan and in this capacity grants options to the Company's employees and officers. In addition, the Committee makes recommendations to the Board of Directors regarding compensation and approves the compensation paid to the Company's Chief Executive Officer, other executive officers and other employees. The Committee also administers the Company's 1995 Non-Employee Director Stock Option Plan which provides for stock option grants to each non-employee Director.

REPORT OF THE COMPENSATION AND AUDIT COMMITTEE ON AUDIT MATTERS

     The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information or report be incorporated by reference into any future filing by us under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

     As part of its audit oversight, the Compensation and Audit Committee has:

     - Reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2003.

     - Discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Codification of Statements on Auditing Standards AU Sec. 380, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     - Received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the independent accountants the independent accountants', independence.

     - Based on the reviews and discussions referenced above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

     The Board of Directors has determined that the members of the Compensation and Audit Committee are independent. The Board of Directors have adopted a written charter for the Compensation and Audit Committee.

                                          Submitted by:

                                          COMPENSATION AND AUDIT COMMITTEE
                                          Howard M. Lorber (Chairman)
                                          Lawrence N. Friedland
                                          Richard Reitman
                                          Allen S. Kaplan

                              CORPORATE GOVERNANCE

CODE OF BUSINESS CONDUCT AND ETHICS

     The Company has adopted a Code of Business Conduct and Ethics that applies to its directors and executive officers. The Code of Ethics is available free of charge on our website http://www.primehospitality.com. We intend to disclose any amendments to or waivers of our Code of Ethics by posting such information on our website.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     The Nominating and Corporate Governance Committee is comprised of Messrs. Lorber, Friedland, Reitman and Kaplan. The Nominating and Corporate Governance Committee was formed in April 2004. The Company did not have a Nominating and Corporate Governance Committee during the year ended December 31, 2003. Each committee member meets the independence requirements of the New York Stock Exchange. The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become members of the Board of Directors, recommending director nominees for the annual meeting of stockholders, overseeing the evaluation of the Board of Directors and management, developing and maintaining a set of corporate governance guidelines and the Company's Code of Ethics and Business Conduct and generally advising the Board of Directors on corporate governance and related matters.

     The two nominees for Directors included in this proxy statement are all incumbent Directors (one of whom was appointed by the Board of Directors to fill a vacancy created by the resignation of a Class III Director) who were recommended by the Board of Directors in accordance with its past practice. These recommendations were made prior to the formation of the Nominating and Corporate Governance Committee. In identifying and evaluating nominees for Director, the Nominating and Corporate Governance Committee intends to follow a process similar to that previously followed by the Board of Directors and may also seek input from various sources, including other members of the Board of Directors, management, stockholders or third party search firms. In recommending these nominees, the Board of Directors considered past overall performance and overall qualifications to serve on the Board of Directors. The Board of Directors considered the additional criteria set forth in the Company's Corporate Governance Guidelines, a copy of which is available on the Company's website at http://www.primehospitality.com. These Corporate Governance Guidelines set forth the general qualifications and criteria that will also be considered by the Nominating and Corporate Governance Committee in recommending nominees to the Board of Directors for election or re-election, as the case may be. Other than complying with all applicable rules and regulations, the Company does not have any specific, minimum qualifications that it believes must be met by a nominee for a position on the Board of Directors. Instead, the Nominating and Corporate Governance Committee and the Board of Directors will try to ensure an appropriate composition of the Board of Directors by assessing each nominee's qualities in light of the specific needs of the Company.

     Although the Company has not received any director nominations from its stockholders, the Nominating and Corporate Governance Committee will consider all nominees in the same manner, regardless of whether they are recommended by stockholders or a member of the Board of Directors or are recommended for re-election. Additional information regarding the Nominating and Corporate Governance Committee's policies and procedures (including with respect to handling stockholder nominees) is set forth in the Company's Nominating and Corporate Governance Committee Charter, a copy of which is available on the Company's website at http://www.primehospitality.com. The Company did not pay any fees during fiscal year 2003 to any third parties to identify or assist in identifying or evaluating nominees.

STOCKHOLDER COMMUNICATIONS

     Stockholders who wish to communicate with a member or members of the Board of Directors or Board Committee, may do so by addressing their correspondence to the Board member or members or Board Committee, c/o the Secretary, Prime Hospitality Corp., 700 Route 46 East, Fairfield, New Jersey 07004. The Company will forward all stockholder correspondence about the Company to the Board, committee or individual Director, as appropriate. This process has been approved by the independent Directors of the Company.

EXECUTIVE OFFICERS OF THE COMPANY

     Set forth below are the names, ages and positions of the executive officers of the Company:

NAME                                   AGE                           POSITION
----                                   ---                           --------
A. F. Petrocelli.....................  60    President, Chief Executive Officer and Chairman of the
                                             Board of Directors
Richard T. Szymanski.................  46    Director, Senior Vice President and Chief Financial
                                             Officer
Stephen M. Kronick...................  49    Senior Vice President/Hotel Operations
Vito Stellato........................  51    Senior Vice President/Human Resources
Jeffrey T. Williams..................  57    Senior Vice President/Franchise Sales and Development
John Capone..........................  53    Senior Vice President/Hotel Operations
Maureen O'Hanlon.....................  53    Senior Vice President/Sales and Marketing
Arthur Manso.........................  51    Senior Vice President/Purchasing
Terry O'Leary........................  48    Senior Vice President/Business Development

     The following is a biographical summary of the experience of the executive officers of the Company, other than Messrs. Petrocelli and Szymanski who are described above.

     Stephen M. Kronick has been a Senior Vice President of the Company since 1999. Prior to that he held the position of Vice President of the Company for more than one year.

     Vito Stellato has been a Senior Vice President of the Company since 2003. In 2002, he was a Principal of Turtle Creek Consulting Group, LLC. From 1998-2001, he was Senior Vice President of Human Resources for La Quinta Inns, Inc.

     Jeffrey T. Williams was a Senior Vice President of the Company since 2001. From 2000 until joining the Company, he held the position of Senior Vice President of Global Development for Meineke. In 1998, he founded JTW Global Franchise Systems and serves as its President. Mr. Williams resigned from the Company on April 5, 2004.

     John Capone has been a Senior Vice President for Hotel Operations since January 2004. Prior to that, he was a Vice President of Operations since February, 2003 and a Regional Vice President of Operations from April 1999 until February 2003.

     Maureen O'Hanlon has been a Senior Vice President of the Company since May 2003. From 2001 to 2003 she held the position of Managing Partner of Marketing Arts Org. Prior to that she was a Senior Vice President of Carlson Companies from 1984 to 2001.

     Arthur Manso has been a Senior Vice President of the Company since October 2003 and a Vice President of Purchasing from May 2002 to October 2003. Prior to that, he was an Executive Director of Purchasing for Mirage Resorts, Inc., Las Vegas Nevada from 1998 to 2001. Between 2001 and 2002 Mr. Manso was an outside consultant.

     Terry O'Leary was a Senior Vice President of the Company since 1998. Mr. O'Leary resigned from the Company on February 5, 2004.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the beneficial ownership of Common Stock as of April 7, 2004, the most recent practicable date, for all executive officers, all Directors, all nominees to the Board of Directors, and all directors and executive officers as a group. Percentages are based on 44,958,019 shares outstanding as of April 7, 2004, the most recent practicable date. Pursuant to the regulations promulgated by the Securities and Exchange Commission (the "Commission" or "SEC"), shares are deemed to be "beneficially owned" by a person if such person directly or indirectly has or shares the power to vote or dispose of such shares whether or not such person has any pecuniary interest in such shares or the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire through the exercise of any option, warrant or right.

                                                               AMOUNT AND
                                                               NATURE OF      PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNERSHIP       CLASS(L)
------------------------------------                          ------------    ----------
A. F. Petrocelli(a).........................................   6,659,697        14.81%
Richard Szymanski(b)........................................     126,279            *
Lawrence N. Friedland(c)....................................      71,000            *
Allen S. Kaplan(d)..........................................      30,000            *
Howard M. Lorber(e).........................................     185,000            *
Richard Reitman(f)..........................................      10,000            *
Stephen M. Kronick(g).......................................     107,081            *
John Capone(h)..............................................       7,500            *
Arthur Manso(i).............................................       4,000            *
Maureen O'Hanlon............................................           0            *
Vito Stellato...............................................           0            *
Jeffrey T. Williams.........................................           0            *
Terry O'Leary...............................................   7,200,557        16.02%

---------------
  * Less than 1.0%.

 (a) Includes 45,000 shares owned by Mr. Petrocelli and 3,539,697 shares owned by United Capital Corp. of which A. F. Petrocelli is a majority shareholder, Chairman of the Board of Directors, President and Chief Executive Officer. Mr. Petrocelli expressly disclaims beneficial ownership of the shares directly held by United Capital Corp. Also includes options held by Mr. Petrocelli to purchase 3,075,000 shares at an exercise price of $9.31 per share as to 10,000 shares, $10.00 per share as to 65,000 shares, $5.91 per share as to 1,000,000 shares and $9.12 as to 2,000,000 shares.

 (b) Includes 2,280 shares owned by Mr. Szymanski. Also includes options to purchase 123,999 shares with an exercise price $9.63 per share as to 12,000 shares, $10.00 per share as to 27,000 shares, $11.25 per share as to 35,000 shares, $9.16 per share as to 31,000 shares, $8.60 as to 12,666 shares, and $8.445 per share as to 6,333 shares.

 (c) Includes 2,000 shares owned by Mr. Friedland, 7,000 shares owned by trusts under which Mr. Friedland is the trustee and beneficiary and 2,000 shares owned by trusts for the benefit of Mr. Friedland's grandchildren. Mr. Friedland disclaims beneficial ownership of the shares owned by the trusts for the benefit of his grandchildren. Also includes options held by Mr. Friedland to purchase 60,000 shares at an exercise price of $10.00 per share as to 10,000 shares, $12.00 per share, as to 10,000 shares, $8.63 per share as to 10,000 shares, $12.01 per share as to 10,000 shares, $12.49 as to $10,000 shares and $6.35 as to 10,000 shares.

 (d) Consists of options held by Mr. Kaplan to purchase 30,000 shares at an exercise price of $12.01 per share as to $10,000 shares, $12.49 as to 10,000, and $6.35 as to 10,000 shares.

 (e) Includes 90,000 shares owned by Mr. Lorber. Also includes options to purchase 95,000 shares with an exercise price of $9.31 per share as to 10,000 shares, $10.00 per share as to 65,000 shares, $12.49 as to $10,000 shares, and $6.35 as to 10,000.

 (f) Consists of options held by Mr. Reitman to purchase 10,000 shares at an exercise price of $6.35 per share.

 (g) Includes 82 shares owned by Mr. Kronick. Also includes options to purchase 106,999 shares with an exercise price of $9.63 per share as to 12,000 shares, $10.00 per share as to 24,000 shares, $11.25 per share as to 21,000 shares, $9.16 per share as to 31,000 shares, $8.60 as to 12,666 shares, and $8.445 as to 6,333 shares.

 (h) Consists of options to purchase 7,500 shares with an exercise price of $4.72 per share as to 1,500 shares, $11.25 per share as to 1,500 shares, $9.16 per share as to 2,700, $8.60 per share as to 1,200 shares and $8.445 per share as to 600 shares.

 (i) Consists of options to purchase 4,000 shares with an exercise price of $8.445 per share as to 4,000 shares.

 (j) With the exception of Mr. A.F. Petrocelli, who beneficially owns 14.76% of the outstanding Common Stock, the other current directors and executive officers each owns less than 1% of the outstanding Common Stock and collectively own approximately 15.97% of the outstanding Common Stock as a group. Percentages were based on 44,958,019 shares outstanding as of April 7, 2004, the most recent practicable date.

PRINCIPAL HOLDERS OF SECURITIES

     The following entities were known to the Company to be the beneficial holders of more than 5% of the Common Stock as of April 7, 2004, the most recent practicable date. Percentages are based on 44,958,019 shares outstanding as of such date.

                                                               AMOUNT AND
                                                               NATURE OF      PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNERSHIP      OF CLASS
------------------------------------                          ------------    --------
Dimensional Fund Advisors Inc.(a)...........................   3,136,700        6.98%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401
A.F. Petrocelli(b)..........................................   6,659,697       14.81%
  c/o United Capital Corp.
  9 Park Place
  Great Neck, New York 11021
United Capital Corp(b)......................................   3,539,697        7.87%
  9 Park Place
  Great Neck, New York 11021
Massachusetts Financial Services Company(c).................   2,303,330        5.12%
  500 Boylston St.
  Boston, MA 02116
AXA Financial Services, Inc.(d).............................   3,208,638        7.14%
  1290 Avenue of the Americas
  New York, NY 10104

---------------
(a) Dimensional Fund Advisors Inc. filed a Schedule 13G dated February 6, 2004 with the SEC reporting ownership of 3,136,700 shares of Common Stock, with sole voting and dispositive power with respect to all such shares.

(b) A.F. Petrocelli may be deemed to beneficially own 6,659,697 shares of Common Stock, with sole voting and dispositive power with respect to 3,120,000 shares and shared voting and dispositive power with respect to 3,539,697 shares. Inclusive in these shares are 3,539,697 shares held by United Capital Corp., of which Mr. Petrocelli is a majority shareholder, Chairman of the Board of Directors, President and Chief Executive Officer.

(c) Massachusetts Financial Services Company filed a Schedule 13G dated February 11, 2004 with the SEC reporting ownership of 2,303,330 shares of Common Stock, with sole voting power with respect to 2,270,530 shares and sole dispositive power with respect to 2,303,330 shares.

(d) AXA Financial, Inc., AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle and AXA Courtage Assurance Mutuelle together filed a joint Schedule 13G dated February 13, 2004 with the SEC reporting beneficial ownership of these shares of Common Stock. According to this Schedule 13G, (i) AXA Financial reported beneficial ownership of an aggregate of 2,283,638 of such shares, 2,002,871 of which it reported sole voting power, 24,650 of which it reported shared voting power, and 2,283,638 of which it reported sole dispositive power, and (ii) each of AXA Assurances I.A.R.D., AXA Assurances Vie and AXA Courtage reported beneficial ownership of all of such shares, 2,741,771 of which it reported sole voting power, 24,650 of which it reported shared voting power, 2,283,638 of which it reported sole dispositive power and 925,000 of which it reported shared dispositive power.

                             ITEM 2. OTHER BUSINESS

     As of this date, the Company is not aware of any business to be acted upon at the Annual Meeting other than that which is described in this Proxy Statement. In the event that any other business calling for a vote of the stockholders is properly presented at the Annual Meeting, it is intended that the holders of the proxies will vote your shares in accordance with their best judgment.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to the persons who were, at December 31, 2003, the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "named executive officers"). The information shown reflects compensation for services in all capacities awarded to, earned by or paid to the named executive officers for the years ended December 31, 2003, 2002 and 2001.

                           SUMMARY COMPENSATION TABLE

                                                                         LONG TERM COMPENSATION
                                                                        -------------------------
                                              ANNUAL COMPENSATION       SECURITIES
NAME AND                                   --------------------------   UNDERLYING    ALL OTHER
PRINCIPAL POSITION                         YEAR    SALARY     BONUS      OPTIONS     COMPENSATION
------------------                         ----   --------   --------   ----------   ------------
A. F. Petrocelli.........................  2003   $713,461   $700,000           0      $ 18,960(1)
  President and Chief                      2002    700,000    700,000           0         9,091
  Executive Officer                        2001    700,000    700,000   3,000,000         8,791
Douglas W. Vicari........................  2003    120,831    108,873           0       314,111(2)
  Former Officer                           2002    200,671    108,873      19,000       136,598
                                           2001    203,339          0      19,000         3,797
Richard T. Szymanski.....................  2003    190,210    100,776       7,000         6,425(3)
  Senior Vice President and                2002    185,878    100,776      19,000       136,459
  Chief Financial Officer                  2001    181,185          0      19,000         3,529
Chester Reed.............................  2003    168,162     74,823      12,000        50,099(4)
  Former Officer                           2002    137,307     25,000      19,000         1,601
                                           2001          0          0           0             0
Jeffrey T. Williams......................  2003    178,365          0      12,000        59,612(5)
  SVP, Franchise Sales and Development     2002    177,782          0      19,000        78,457
                                           2001     88,492          0       4,800        33,776
Stephen M. Kronick.......................  2003    162,696     86,198      12,000         2,373(6)
  SVP, Full Service Operations             2002    157,661     86,198      19,000        82,150
                                           2001    154,978          0      19,000         2,104
Terry O'Leary............................  2003    143,161          0      12,000        52,455(7)
  Senior Vice President Development        2002    138,799          0      19,000        50,771
                                           2001    140,459          0      19,000       150,243

---------------

(1) Represents $2,000 related to 401k matching contributions and $5,851 for premiums for Company-provided life insurance and $11,109 for travel expenses.

(2) Represents $2,000 related to 401k matching contributions and, $180 for premiums for Company-provided life insurance and $1,750 for travel expenses and $310,181 for transition pay.

(3) Represents $2,000 related to 401k matching contributions, $225 for premiums for Company-provided life insurance and $4,200 for travel expenses.

(4) Represents $1,190 related to 401k matching contributions, $259 for premiums for Company-provided life insurance, $8,265 related to the exercise of stock options and $40, 385 for transition pay.

(5) Represents $56,025 for commissions, $2,000 related to 401k matching contributions, $1,032 for premiums for Company-provided life insurance and $555 for travel expenses.

(6) Represents $2,000 related to 401k matching contributions, $360 for premiums for Company-provided life insurance and $13 for travel expense.

(7) Represents $46,000 for commissions, $1,895 related to 401k matching contributions, $360 for premiums for Company-provided life insurance and $4,200 for travel expense.

STOCK OPTION GRANTS DURING YEAR ENDED DECEMBER 31, 2003

     The following table sets forth information concerning individual grants of stock options made during the year ending December 31, 2003 to each of the named executive officers. The Company did not grant any stock appreciation rights during such period.

                                               INDIVIDUAL GRANTS                         POTENTIAL REALIZED
                           ---------------------------------------------------------      VALUE AT ASSUMED
                           NUMBER OF     % OF TOTAL                                    ANNUAL RATES OF STOCK
                           SECURITIES     OPTIONS                                      PRICE APPRECIATION FOR
                           UNDERLYING    GRANTED TO    EXERCISE OR                          OPTIONS TERM
                            OPTIONS     EMPLOYEES IN   BASE PRICE                      ----------------------
NAME                        GRANTED     FISCAL YEAR     PER SHARE    EXPIRATION DATE      5%          10%
----                       ----------   ------------   -----------   ---------------   ---------   ----------
A. F. Petrocelli.........       -0-           0%         $  -0-               N/A       $   -0-     $    -0-
Douglas Vicari...........       -0-           0%            -0-               N/A           -0-          -0-
Richard T. Szymanski.....     7,000         2.2%          9.090        10/28/2013        40,017      101,410
Chester Reed.............    12,000         3.7%          9.090        10/28/2013        68,600      173,845
Jeffrey T. Williams......    12,000         3.7%          9.090        10/28/2013        68,600      173,845
Stephen M. Kronick.......    12,000         3.7%          9.090        10/28/2013        68,600      173,845
Terry O'Leary............    12,000         3.7%          9.090        10/28/2013        68,600      173,845

These stock options vest with respect to one third of the grant on each of October 28, 2004, 2005 and 2006 and will continue to be exercisable through October 28, 2013. These options become immediately exercisable upon a change in control of the Company.

AGGREGATED OPTION EXERCISES IN THE YEAR ENDED DECEMBER 31, 2003 AND FISCAL YEAR-END OPTION VALUES

                                                       NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                      UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                             SHARES                      OPTIONS AT FY-END                 AT FY-END
                            ACQUIRED      VALUE     ---------------------------   ---------------------------
NAME                       ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                       -----------   --------   -----------   -------------   -----------   -------------
A. F. Petrocelli.........       -0-       $  -0-     3,075,000      1,750,000     $6,481,875     $4,302,500
Douglas W. Vicari........       -0-          -0-       143,299         19,000         83,810         32,365
Richard T. Szymanski.....       -0-          -0-       123,999         26,001         76,035         40,135
Chester Reed.............     6,333        8,265           -0-            -0-            -0-            -0-
Jeffrey T. Williams......       -0-          -0-         9,533         26,267         16,234         38,111
Stephen Kronick..........       -0-          -0-       106,999         31,001         75,435         45,685
Terry O'Leary............       -0-          -0-       106,999         31,001         72,320         45,685

EQUITY COMPENSATION PLAN INFORMATION

                                                                              (C) NUMBER OF SECURITIES
                                                                               REMAINING AVAILABLE FOR
                           (A) NUMBER OF SECURITIES                             FUTURE ISSUANCE UNDER
                                 TO BE ISSUED         (B) WEIGHTED-AVERAGE       EQUITY COMPENSATION
                               UPON EXERCISE OF        EXERCISE PRICE OF          PLANS (EXCLUDING
                             OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,     SECURITIES REFLECTED IN
PLAN CATEGORY                WARRANTS AND RIGHTS      WARRANTS AND RIGHTS            COLUMN (A))
-------------              ------------------------   --------------------   ---------------------------
Equity Compensation plans
  approved by security
  holders................         1,751,938                  $9.46                    2,434,000
Equity Compensation plans
  not approved by
  security holders.......         4,750,000                  $7.93                          -0-
TOTAL....................         6,501,938                  $8.34                    2,434,000

EMPLOYMENT AGREEMENTS

  A. F. Petrocelli

     Mr. Petrocelli and the Company executed an employment agreement dated as of September 14, 1998 (the "Agreement") under which Mr. Petrocelli agreed to serve as President and Chief Executive Officer of the Company. The Agreement provides for an initial term of three (3) years and renews automatically thereafter for one year unless either party elects not to renew it. The Agreement provides for an annual base salary of $700,000, a discretionary annual bonus, a life insurance policy in an amount equal to $2,000,000, an automobile and other customary welfare and fringe benefits. The Agreement also provides that, to the extent payments made by the Company for life insurance or use of an automobile are subject to federal, state or local taxes, the Company will pay Mr. Petrocelli the amount of such additional taxes plus such additional amount as will be reasonable to hold him harmless from the obligation to pay such taxes.

     The Agreement may be terminated by the Company at any time, with or without cause. If the Agreement is terminated by the Company prior to the expiration of the three year term without cause, or if Mr. Petrocelli resigns because of circumstances amounting to constructive termination of employment, severance would be paid in a single lump sum equal to one year's base salary, or, if greater, the base salary that would have been payable over the remainder of the term and benefits would be continued for the greater of one year or the remainder of the term. Any bonus awarded for the year would not be prorated. In addition, if Mr. Petrocelli is terminated without cause or if at the end of the three year period the Agreement is not renewed by the Company for any additional period, the unvested portion of Tranche A of the option granted under the Nonqualified Stock Option Agreement, dated October 14, 1998, shall become immediately fully vested. If the Agreement is terminated by the Company for cause (as such term is defined in the Agreement) or if Mr. Petrocelli resigns under circumstances not amounting to a constructive termination of employment, no benefits are payable other than accrued but unpaid salary and any unpaid bonus earned but unpaid prior to such termination or resignation.

CHANGE IN CONTROL AGREEMENTS

     The Company has executed change in control agreements with three of the Company's executive officers, consisting named executive officers, A. F. Petrocelli, Richard Szymanski and Stephen Kronick. All of the agreements provide that, if within two years of a change in control of the Company, the employee's employment with the Company is terminated by the Company without cause or if the employee resigns for good reason (as defined in the agreements), the Company will pay the employee two and one-half times the aggregate cash compensation earned by the employee during the fiscal year immediately preceding the termination of employment. Such payments are to be reduced, however, to the extent necessary to avoid characterization as "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code. In addition, any outstanding options to purchase shares of the Company held by the employee will vest and become exercisable as of the date of the change in control.

COMPENSATION AND AUDIT COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     All members of the Compensation and Audit Committee have been determined by the Board to be independent, as defined by the New York Stock Exchange and the SEC.

     The Board has determined that Mr. Lorber qualifies as an "audit committee financial expert" as defined by the SEC and, in addition to being independent according to the Board's independence standards as set out in its Corporate Governance Guidelines, is independent within the meaning of applicable SEC rules and the corporate governance rules of the New York Stock Exchange.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Mr. Petrocelli and the Company are parties to an employment agreement dated as of September 14, 1998 (the terms of which are more fully described under the heading herein entitled "Employment Agreements"). The employment agreement provides for an annual base salary of $700,000, a bonus and an option grant covering 1,750,000 shares of Common Stock. In order to incentivise Mr. Petrocelli to increase shareholder value, early vesting with respect to 750,000 shares of the option is tied to the attainment of certain price targets for the Common Stock. The bonus earned by Mr. Petrocelli in 2003 was based on the overall performance of the Company. In determining the amount of such bonus, the Compensation and Audit Committee made a subjective determination based on Mr. Petrocelli's contributions to the Company performance during the year.

     Pursuant to a Nonqualified Stock Option Agreement, dated as of October 14, 1998, Mr. Petrocelli was granted a nonqualified stock option to purchase 1,750,000 shares of Common Stock at an exercise price of $5.91 per share, the fair market value of the Common Stock on the date of grant. This option expires on October 14, 2008 and is subject to vesting in two tranches. Tranche A covers 1,000,000 shares of Common Stock and will vest and become exercisable in increments of 200,000 shares on each anniversary from the date of grant beginning September 14, 1999 through September 13, 2003. Tranche B covers 750,000 shares of Common Stock and will vest and become exercisable upon the earlier of September 14, 2006 or the attainment of the following price targets for the Company's Common Stock: (i) 250,000 shares on the date that the closing price for the Common Stock on the New York Stock Exchange reaches or exceeds $20 per share; (ii) 250,000 shares on the date that the closing price for the Common Stock on the New York Stock Exchange reaches or exceeds $25 per share; and (iii) 250,000 shares on the date that the closing price for the Common Stock on the New York Stock Exchange reaches or exceeds $30 per share.

     Pursuant to a Nonqualified Stock Option Agreement, dated as of October 23, 2001, Mr. Petrocelli was granted a nonqualified stock option to purchase 3,000,000 shares of Common Stock at an exercise price of $9.115 per share, the fair market value of the Common Stock on the date of grant. This option expires on October 23, 2011 and is subject to vesting in three tranches of 1,000,000 shares vesting on each of October 23, 2002, October 23, 2003 and October 23, 2004.

     All vesting of Mr. Petrocelli's options is contingent on Mr. Petrocelli's continuing status as an employee on the applicable vesting date. However, such vesting is automatically accelerated upon a "Change in Control" (as defined in the Change of Control Agreement) or upon the Company's non-renewal of Mr. Petrocelli's employment agreement pursuant to Section 2 of that agreement.

COMPENSATION POLICIES

     The Company's compensation policy with respect to all executive officers, including the named executive officers, is designed to help the Company achieve its business objectives by:

     - setting levels of compensation designed to attract and retain qualified executives in a highly competitive business environment;

     - providing incentive compensation that is directly linked to both the Company's financial performance and individual initiative and achievement contributing to such performance; and

     - linking compensation to improvements in the Company's annual and long-term share performance.

     As a part of the Company's policy to provide incentive compensation that is directly linked to long-term share performance, the Compensation and Audit Committee granted to its executive officers during fiscal year 2003, options to purchase an aggregate of 103,000 shares of Common Stock pursuant to the Company's 1995 Employee Stock Option Plan.

POLICY REGARDING SECTION 162(M)

     Section 162(m) of the Internal Revenue Code imposes a one million dollar ceiling on tax-deductible remuneration paid to each of the Chief Executive Officer and the four next most highly compensated executive officers of a publicly-held corporation. The limitation does not apply to qualified "performance based" remuneration payable solely on account of the attainment of one or more performance goals approved by an independent compensation committee, nor to compensation attributable to certain options granted under shareholder-approved stock option plans. The 1995 Employee Stock Option Plan is structured to comply with this exception. All compensation paid to the executive officers, other than to Mr. Petrocelli, for the Company's 2003 fiscal year was fully deductible. While the Company intends to maximize the deductibility of compensation to its executive officers, the Company also believes that it is important to maintain the flexibility to take action with respect to compensation it considers in the best interest of the Company and its stockholders, which are necessarily based on considerations in addition to
Section 162(m). In 2003, the Company paid a bonus to Mr. Petrocelli, a part of which will not be deductible.

                        COMPENSATION AND AUDIT COMMITTEE
                          HOWARD M. LORBER (CHAIRMAN)
                             Lawrence N. Friedland
                                Richard Reitman
                                  Allen Kaplan

COMPENSATION AND AUDIT COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation and Audit Committee for the fiscal year 2003 were Howard M. Lorber (Chairman), Lawrence N. Friedland, Allen Kaplan and Richard Reitman. Mr. Lorber has certain business relationships with the Company, which are described under the heading "Certain Relationships and Related Transactions."

INDEPENDENT AUDITORS

     The Compensation and Audit Committee has not yet recommended, and the Board of Directors has not yet selected, independent auditors to act as independent public accountants to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2004, perform audit-related services and act as consultants in connection with various accounting and financial reporting matters. Ernst & Young LLP provided those services to the Company for the fiscal years ended December 31, 2003 and 2002. The Company will be soliciting bids from a number of nationally recognized independent auditing firms, including Ernst & Young LLP, so that it can obtain the most competitive price for those services.

     Fees for professional services provided by our independent auditors in each of the last two fiscal years, in each of the following categories were:

                                                                2003        2002
                                                              --------   ----------
Audit Fees(1)...............................................  $175,000   $  175,000
Audit Related Fees(2).......................................  $ 78,500   $   81,000
Tax Fees(3).................................................  $ 57,640   $  262,000
All Other Fees(4)...........................................  $  3,500   $  578,900
                                                              --------   ----------
                                                              $314,640   $1,096,900

---------------

(1) Fees for audit services include fees and expenses associated with the annual audit and the reviews of the Company's quarterly reports on Form 10-Q.

(2) Audit related fees and expenses principally included the audit of an employee benefit plan and the audits of certain subsidiaries of the Company.

(3) Tax fees and expenses include a cost segregation study and other tax services.

(4) All other fees and expenses include services provided to assist the Company in selecting a new financial and operational software package, to design new business processes and provide project management oversight of the software implementation in 2002.

     All audit and non audit services provided by Ernst & Young, LLP were approved by the Compensation and Audit Committee, which considers whether the provision of any non-audit services is compatible with maintaining the auditor's independence.

     At the beginning of each fiscal quarter, the Compensation and Audit Committee pre-approves all fees and specific terms of the audit and permissible non-audit services to be performed for the Company by its independent auditor during the quarter. The full Compensation and Audit Committee reconvenes in response to any requests or applications to provide services that have not been previously approved at the beginning of the relevant quarter or have been approved but exceed the pre-approved fee range for such services. The Compensation and Audit Committee also has the authority to delegate its pre-approval authority to one or more of its members. Additionally, the Compensation and Audit Committee has designated the Chief Financial Officer to monitor the performance of the services provided by the independent auditor during each quarter, to determine whether the independent auditor's services are in compliance with the Compensation and Audit Committee's pre-approval policies and to report his findings to the Audit Committee.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     A. F. Petrocelli, President, Chief Executive Officer and Chairman of the Board of Directors of the Company, is also the Chairman of the Board and Chief Executive Officer of United Capital Corp., and Howard M. Lorber, a Director of the Company, is a Director of United Capital Corp. Mr. Petrocelli also holds approximately 70% of the outstanding shares of capital stock of United Capital Corp. In March 1994, the Company entered into management agreements with the corporate owners of two hotels who are affiliates of United Capital Corp. The Company received an aggregate of approximately $96,614.00 in management fees for the fiscal year ended 2003.

     In December 2002, Prime-Meadowlands, L.L.C., a wholly owned subsidiary of the Company, and AFP Eighteen Corp., an indirect wholly owned subsidiary of United Capital Corp., entered into an operating agreement pursuant to which Prime-Meadowlands and AFP Eighteen formed East Rutherford Group, L.L.C. At that time, both Prime-Meadowlands and AFP Eighteen Corp. held 50% of the outstanding equity interests of East Rutherford Group. In December 2002, East Rutherford Group acquired the Sheraton Meadowlands Hotel and Conference Center in East Rutherford, New Jersey. Simultaneously with this acquisition, East Rutherford Group entered into a management agreement with the Company pursuant to which the Company manages the operation of the Sheraton Meadowlands Hotel. Under this management agreement, the Company is entitled to a management fee equal to 2% of the gross revenues of the Sheraton Meadowlands Hotel, an accounting services fee of $1,000 per month and reimbursement for all of its ordinary course expenses. This management agreement expires in December 2007. In March of 2003, Prime-Meadowlands and AFP Eighteen Corp. each sold a ten percent interest in the company to Ark Meadowlands, Inc., decreasing each of their equity interests in the hotel to 40%.

     In January 2003, Quebec City, Inc., a wholly owned subsidiary of the Company, and AFP Nineteen Corp., an indirect wholly owned subsidiary of United Capital Corp., entered into an operating agreement pursuant to which Quebec City and AFP Nineteen formed 3072929 Nova Scotia Company. At that time, Quebec City and AFP Nineteen held 50% of the outstanding equity interests of 3072929 Nova Scotia Company. In January 2003, 3072929 Nova Scotia Company acquired the Quebec City Holiday Inn Select in Quebec City, Canada. Pursuant to the operating agreement, Quebec City agreed to asset manage the operation of the Quebec City Holiday Inn Select. Under this agreement, the Company is entitled to an asset management fee equal to 1% of the gross revenues of the Quebec City Holiday Inn Select and reimbursement for all of its ordinary course expenses. In March of 2003, Quebec City, Inc. and AFP Nineteen Corp. each sold a ten percent interest in the company to Ark Quebec, Inc., decreasing each of their equity interests in the hotel to 40%.

     The Company has retained Willkie Farr & Gallagher LLP as its legal counsel involving certain matters during its last fiscal year and anticipates it will continue such relationship with the firm in this fiscal year. Mr. Nusbaum, who was a Director of the Company from January 1 through May 22, 2003, is the Chairman of the firm.

     Hallman & Lorber Associates, Inc. provided insurance services to the Company during its last fiscal year, for which Hallman & Lorber received certain commissions. The Company anticipates it will continue such relationship in this fiscal year. Howard M. Lorber, a Director of the Company and Chairman of the Company's Compensation and Audit Committee, is Chairman of the Board of Directors of Hallman & Lorber Associates, Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, executive officers, and persons who own more than ten percent of the Common Stock, to file reports of beneficial ownership with the SEC, the New York Stock Exchange and the Company. Specific filing dates for these reports have been established by the SEC, and the Company is required to disclose in this proxy statement any failure by such persons to file these reports during the 2003 year. Based solely upon its review of the copies of such forms received by it, the Company believes that, during fiscal year 2003, all filing requirements applicable to such persons were complied with.

PERFORMANCE GRAPH

     The SEC requires the Company to present a graph comparing the cumulative total stockholder return on its Common Stock with the cumulative total stockholder return (a) of a broad equity market index and (b) of a published industry index or peer group. The following graph compares the Common Stock with
(a) the Dow Jones Industrial Average and (b) the Dow Jones U.S. Lodging Index. For the fiscal year ended December 31, 2003, the Company is using the Dow Jones Industrial Average and the Dow Jones U.S. Lodging Index. The following graph assumes an investment of $100 on January 1, 1998 in each of the Common Stock, the stocks comprising the Dow Jones Industrial Average and the Dow Jones U.S. Lodging Index.

            COMPARISON OF 1998 THROUGH 2003 CUMULATIVE TOTAL RETURN

[LINE GRAPH]

--------------------------------------------------------------------------------
                        1998      1999      2000      2001      2002      2003
--------------------------------------------------------------------------------
 Company                $100      $ 83      $109      $104       $77      $ 96
 Stock Index            $100      $125      $117      $109       $91      $114
 Industry Group
  Index                 $100      $ 98      $100      $100       $88      $121

                              FINANCIAL STATEMENTS

     The Company's annual report to stockholders for the year ended December 31, 2003, including audited financial statements, is being mailed to stockholders concurrently with this Proxy Statement. The annual report is on file with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 and the New York Stock Exchange.

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (excluding exhibits) is available without charge to any stockholder of the Company who requests a copy in writing. Requests for copies of the Report should be directed to the Secretary, Prime Hospitality Corp., 700 Route 46 East, Fairfield, New Jersey 07004.

                             STOCKHOLDER PROPOSALS

     It is presently anticipated that the 2005 Annual Meeting will be held on or about May 19, 2005. Proposals of stockholders submitted for consideration at the 2005 annual meeting of stockholders must be received by the Company not later than December 22, 2004 in order to be included in the Company's proxy statement for that meeting. A stockholder desiring to submit a proposal must be a record or beneficial owner of at least 1% of the outstanding shares or $2,000 in market value of shares entitled to be voted at the annual meeting and must have held such shares for at least one year. Further, the stockholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of the stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Exchange Act. If a stockholder proposal is introduced in the 2004 Annual Meeting without any discussion of the proposal in our proxy statement, and the stockholder does not notify us on or before the time required by SEC Rule 14a-4(c)(1) of the intent to raise such proposal at the annual general meeting of stockholders, then proxies received by the Company for the 2004 Annual Meeting will be voted by the persons named as such proxies in their discretion with respect to such proposal. Notice of such proposal is to be sent to the above address.

     In addition, the bylaws of the Company require, among other things, that notice of proposals of stockholders be delivered to or mailed and received at the principal executive offices of the Company not less than fifty (50) days nor more than seventy-five (75) days prior to the meeting; provided, however, that in the event that less than sixty-five (65) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the fifteenth (15th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs.

                                          By Order of the Board of Directors,

                                          (-s- JOSEPH BERNADINO)
                                          JOSEPH BERNADINO
                                          Secretary

                             PRIME HOSPITALITY CORP.

             PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           OF PRIME HOSPITALITY FOR THE ANNUAL MEETING ON MAY 20, 2004

   The undersigned hereby constitutes and appoints A. F. Petrocelli and Joseph Bernadino, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Prime Hospitality Corp. to be held at the Prime Hotel & Suites, 690 Route 46 East, Fairfield, New Jersey 07004, on Thursday, May 20, 2004, at 10:00 a.m., and any adjournments thereof, on all matters coming before said meeting, with all powers which the undersigned would possess if personally present.

                           (CONTINUED ON REVERSE SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                             PRIME HOSPITALITY CORP.
                                  MAY 20, 2004

                 Please Detach and Mail in the Envelope Provided

A    [X]  Please mark your votes as in this example.

                                                   FOR      WITHHELD
                                                   ALL         ALL             NOMINEES:
                                                NOMINEES    NOMINEES
                                                LISTED AT   LISTED AT
                                                  RIGHT       RIGHT
1.     ELECTION OF TWO CLASS III DIRECTORS         [ ]         [ ]         Howard M. Lorber

                                                                           Richard Szymanski

FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE:

--------------------------------------------------------------------------------

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION OF THE TWO NOMINEES.

2.     RATIFICATION OF INDEPENDENT AUDITORS.
       For ratification of Ernst & Young LLP to serve as the Company's independent auditors for the year ending December 31, 2004.

       For                                                             [ ]

       Against                                                         [ ]

       Abstain
                                                                       [ ]


THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF ERNST & YOUNG LLP AS COMPANY'S THE INDEPENDENT AUDITORS.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxy cannot vote your shares unless you sign and return this card in the enclosed postage prepaid envelope.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY IS EXECUTED AND RETURNED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (i) FOR THE ELECTION OF THE TWO NOMINEES TO SERVE AS CLASS III DIRECTORS AND (ii) FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2004.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature _______________________ Signature if held jointly ___________________

                                                              Date _______, 2004

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee, guardian, or corporate executor, please give full title as such.